UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2024

Fifth District Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-277776	99-1897673
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 General DeGaulle Drive, New Orleans, Louisiana		70114
(Address of Principal Executive Offices)		(Zip Code)

(504) 362-7544
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.
On July 25, 2024, Fifth District Bancorp, Inc. (the “Company”), the proposed holding company for Fifth District Savings Bank (the “Bank”), issued a press release announcing that the Bank’s proposed conversion from the mutual form of organization to the stock form of organization and the Company’s related initial public offering is expected to close on July 31, 2024.  The Company’s common stock is expected begin trading on the Nasdaq Capital Market on August 1, 2024, under the trading symbol “FDSB”.  For further information, reference is made to the press release dated July 25, 2024, which is attached hereto as Exhibit 99 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

	Exhibit No.	Description

	99.1	Press release dated July 25, 2024
	104	Cover Page Interactive Data File (Embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH DISTRICT BANCORP, INC.

Date: July 25, 2024	By:	/s/ Brian W. North
Brian W. North
President and Chief Executive Officer